Janus Detroit Street Trust

Janus Henderson AAA CLO ETF

Janus Henderson Asset-Backed Securities ETF

Janus Henderson B-BBB CLO ETF

Janus Henderson Corporate Bond ETF

Janus Henderson Emerging Markets Debt Hard Currency ETF

Janus Henderson Global Artificial Intelligence ETF

Janus Henderson Income ETF

Janus Henderson Mid Cap Growth Alpha ETF

Janus Henderson Mortgage-Backed Securities ETF

Janus Henderson Securitized Income ETF

Janus Henderson Short Duration Income ETF

Janus Henderson Small Cap Growth Alpha ETF

Janus Henderson Small/Mid Cap Growth Alpha ETF

Janus Henderson Transformational Growth ETF

Janus Henderson U.S. Real Estate ETF

(collectively, the “Funds”)

Supplement dated February 17, 2026

to Currently Effective Prospectuses

and Statements of Additional Information

Approval of New Investment Advisory Agreement

As previously announced, on December 22, 2025, Janus Henderson Group plc (the parent of the Funds’ investment adviser) (“Janus Henderson”), Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) announced that they have entered into a definitive agreement under which Janus Henderson will be acquired by Trian and General Catalyst (the “Transaction”). The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders.

The closing of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the investment advisory agreement between the Funds and Janus Henderson Investors US LLC (the “Adviser”). As a result, the closing of the Transaction will cause such investment advisory agreement to terminate automatically in accordance with its respective terms.

On February 11, 2026, the Board of Trustees of the Funds (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Funds and the Adviser in order to permit the Adviser to continue to provide advisory services to the Funds following the closing of the Transaction. The new investment advisory agreement will have substantially identical terms as the corresponding current investment advisory agreement.

Interim Investment Advisory Agreement

On February 11, 2026, the Board of Trustees also approved an interim investment advisory agreement between the Funds and the Adviser. In the event shareholders of a Fund do not approve the new investment advisory agreement prior to the closing of the Transaction, an interim investment advisory agreement will take effect with respect to such Fund upon the closing of the Transaction. Such interim investment advisory agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement. Compensation earned by the Adviser under an interim investment advisory agreement will be held in an interest-bearing escrow account and will be paid to the Adviser if shareholders approve the corresponding new investment advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of the interim investment advisory agreement are substantially identical to those of the corresponding current investment advisory agreement.

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Shareholders of record of a Fund as of Thursday, February 12, 2026, are expected to receive a Notice of Internet Availability of Proxy Materials or proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about Monday, May 18, 2026.

Please retain this Supplement with your records.

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